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                                                                      EXHIBIT 21

                          Subsidiary Name Only Listing



A.D. Craig Company
ASK Colorado Health Care Services, P.C.
Advance Orthotics, Inc.
Advanced Orthopedic Systems, Inc.
Advanced Orthopedic Technologies (Clayton), Inc.
Advanced Orthopedic Technologies (Lett), Inc.
Advanced Orthopedic Technologies (New Jersey), Inc.
Advanced Orthopedic Technologies (New Mexico), Inc.
Advanced Orthopedic Technologies (New York), Inc.
Advanced Orthopedic Technologies (OTI), Inc.
Advanced Orthopedic Technologies (Parmeco), Inc.
Advanced Orthopedic Technologies (SFV), Inc.
Advanced Orthopedic Technologies (Virginia), Inc.
Advanced Orthopedic Technologies (West Virginia), Inc.
Advanced Orthopedic Technologies Management Corp.
Advanced Orthopedic Technologies, Inc.
Advanced Orthopedic Technologies, Inc.
Advanced Orthotics and Prosthetics, Inc.
Affiliated Physical Therapists, Ltd.
American Rehabilitation Center, Inc.
American Rehabilitation Clinic, Inc.
American Rehabilitation Systems, Inc.
Artificial Limb and Brace Center
Athens Sports Medicine Clinic, Inc.
Ather Sports Injury Clinic, Inc.
Atlanta Prosthetics, Inc.
Atlantic Health Group, Inc.
Atlantic Rehabilitation Services, Inc.
Boca Rehab Agency, Inc.
Bowman-Shelton Orthopedic Service, Incorporated
Buendel Physical Therapy, Inc.
C.E.R. - West, Inc.
C.O.A.S.T. Institute Physical Therapy, Inc.
CMC Center Corporation
CMC Occupational Medical Center, Professional Corporation
Cahill Orthopedic Laboratory, Inc.
Cannon & Associates, Inc.
Cenla Physical Therapy & Rehabilitation Agency, Inc.
Center for Evaluation & Rehabilitation, Inc.
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Center for Physical Therapy & Sports Rehabilitation, Inc.
CenterTherapy, Inc.
Central Valley Prosthetics & Orthotics, Inc.
Certified Orthopedic Appliance Co., Inc.
Champion Physical Therapy, Inc.
Coplin Physical Therapy Associates, Inc.
Crowley Physical Therapy Clinic, Inc.
Dale Clark Prosthetics, Inc.
Douglas Avery & Associates, Ltd.
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.
E.A. Warnick-Pomeroy Co., Inc.
Elk County Physical Therapy, Inc.
Employee Benefits Management, Inc.
Employers' Risk Management, Inc.
Fine, Bryant & Wah, Inc.
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.
Frank J. Malone & Son, Inc.
Fresno Orthopedic Company
GP Therapy, L.L.C.
Gallery Physical Therapy Center, Inc.
Georgia Health Group, Inc.
Georgia Physical Therapy of West Georgia, Inc.
Georgia Physical Therapy, Inc.
Gill/Balsano Consulting, L.L.C.
Greater Sacramento Physical Therapy Associates, Inc.
Grove City Physical Therapy and Sports Medicine, Inc.
Gulf Breeze Physical Therapy, Inc.
Gulf Coast Hand Specialists, Inc.
Hand Therapy Associates, Inc.
Hand Therapy and Rehabilitation Associates, Inc.
Hangtown Physical Therapy, Inc.
Hawley Physical Therapy, Inc.
Heartland Rehabilitation, Inc.
High Desert Institute of Prosthetics and Orthotics
Indianapolis Physical Therapy and Sports Medicine, Inc.
Industrial Health Care Company, Inc.
J. E. Hanger, Incorporated
JOYNER SPORTS SCIENCE INSTITUTE, Inc.
JOYNER SPORTSMEDICINE INSTITUTE, INC.
Jim All, Inc.
Joyner Sportsmedicine, P.C.
Joyner/Wendt-Bristol, L.L.C.
Kesinger Physical Therapy, Inc.
Kroll's, Inc.
Lester OSM, P.C.
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Lynn M. Carlson, Inc.
Marilyn Hawker, Inc.
Mark Butler Physical Therapy Center, Inc.
McFarlen & Associates, Inc.
McKinney Prosthetics/Orthotics, Inc.
Meadowbrook Orthopedics, Inc.
MedStat, P.C.
Medical Arts O&P Services, Inc.
Medical Plaza Physical Therapy, Inc.
Metro Rehabilitation Services, Inc.
Michigan Therapy Centre, Inc.
MidAtlantic Health Group, Inc.
Mill River Management, Inc.
Mitchell Tannebaum I, Inc.
Mitchell Tannebaum II, Inc.
Mitchell Tannenbaum III, Inc.
Monmouth Rehabilitation, Inc.
NC (Wisconsin), S.C.
NC Cash Management, Inc.
NC Occupational Therapy, P.C.
NC Physical Therapy, P.C.
NC Resources, Inc.
NCES Finance, Inc.
NCES Holdings, Inc.
NCES Licensing, Inc.
New England Health Group, Inc.
New Mexico Physical Therapists, Inc.
Northeast Physical Therapy, P.C.
Northland Regional Orthotic and Prosthetic Center, Inc.
Northside Physical Therapy, Inc.
NovaCare (Arizona), Inc.
NovaCare (Colorado), Inc.
NovaCare (Texas), Inc.
NovaCare Administrative Employee Services of New York, Inc.
NovaCare Administrative Employee Services, Inc.
NovaCare Easton & Moran Physical Therapy, Inc.
NovaCare Employee Services Club Staff, Inc.
NovaCare Employee Services Easy Staff, Inc.
NovaCare Employee Services Northeast, Inc.
NovaCare Employee Services Resource One, Inc.
NovaCare Employee Services TPI, Inc.
NovaCare Employee Services West, Inc.
NovaCare Employee Services of America, Inc.
NovaCare Employee Services of Boston, Inc.
NovaCare Employee Services of Florida, Inc.
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NovaCare Employee Services of New York, Inc.
NovaCare Employee Services of Orlando, Inc.
NovaCare Employee Services, Inc.
NovaCare Management Company, Inc.
NovaCare Management Services, Inc.
NovaCare Northside Therapy, Inc.
NovaCare Occupational Health Services, Inc.
NovaCare Orthotics & Prosthetics East, Inc.
NovaCare Orthotics & Prosthetics Holdings, Inc.
NovaCare Orthotics & Prosthetics West, Inc.
NovaCare Orthotics & Prosthetics, Inc.
NovaCare Outpatient Rehabilitation East, Inc.
NovaCare Outpatient Rehabilitation I, Inc.
NovaCare Outpatient Rehabilitation West, Inc.
NovaCare Outpatient Rehabilitation, Inc.
NovaCare Rehab Agency of Alabama, Inc.
NovaCare Rehab Agency of Arkansas, Inc.
NovaCare Rehab Agency of Florida, Inc.
NovaCare Rehab Agency of Georgia, Inc.
NovaCare Rehab Agency of Illinois, Inc.
NovaCare Rehab Agency of Kansas, Inc.
NovaCare Rehab Agency of Missouri, Inc.
NovaCare Rehab Agency of New Jersey, Inc.
NovaCare Rehab Agency of North Carolina, Inc.
NovaCare Rehab Agency of Northern California, Inc.
NovaCare Rehab Agency of Ohio, Inc.
NovaCare Rehab Agency of Oklahoma, Inc.
NovaCare Rehab Agency of Oregon, Inc.
NovaCare Rehab Agency of Pennsylvania, Inc.
NovaCare Rehab Agency of Reno, Inc.
NovaCare Rehab Agency of San Diego, Inc.
NovaCare Rehab Agency of South Carolina, Inc.
NovaCare Rehab Agency of Southern California, Inc.
NovaCare Rehab Agency of Tennessee, Inc.
NovaCare Rehab Agency of Virginia, Inc.
NovaCare Rehab Agency of Washington, Inc.
NovaCare Rehab Agency of Wyoming, Inc.
NovaCare Rehabilitation Agency of Wisconsin, Inc.
NovaCare Rehabilitation, Inc.
NovaCare Service Corp.
NovaCare Speech Therapy & Audiology, Inc.
NovaCare, Inc.
NovaCare, Inc. (Delaware)
NovaFunds, Inc.
NovaMark, Inc.
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NovaStock, Inc.
OSI Midwest, Inc.
Opus Care, Inc.
Ortho East, Inc.
Ortho Rehab Associates, Inc.
Ortho-Fab Laboratories, Inc.
Orthopedic Appliances, Inc.
Orthopedic Rehabilitative Services, Ltd.
Orthopedic and Sports Physical Therapy of Cupertino, Inc.
Orthotic & Prosthetic Rehabilitation Technologies, Inc.
Orthotic Specialists, Inc.
Orthotic and Prosthetic Associates, Inc.
Paralign Staffing Technologies, Inc.
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports Medicine, Ltd.
Peters, Starkey & Todrank Physical Therapy Corporation
Philadelphia Occupational Health, P.C.
Physical Focus, Inc.
Physical Rehabilitation Partners, Inc.
Physical Restoration Laboratories, Inc.
Physical Therapy Enterprises, Inc.
Physical Therapy Institute, Inc.
Professional Insurance Planners of Florida, Inc.
Professional Orthotics and Prosthetics, Inc.
Professional Orthotics and Prosthetics, Inc. of Santa Fe
Professional Therapeutic Services, Inc.
Progressive Orthopedic
Prosthetics-Orthotics Associates, Inc.
Protech Orthotic and Prosthetic Center, Inc.
Quad City Management, Inc.
Quad City Regional Spine Institute, P.C.
RCI (Colorado), Inc.
RCI (Exertec), Inc.
RCI (Illinois), Inc.
RCI (Michigan), Inc.
RCI (S.P.O.R.T.), Inc.
RCI (WRS), Inc.
RCI Nevada, Inc.
Rebound Oklahoma, Inc.
Redwood Pacific Therapies, Inc.
Rehab Managed Care of Arizona, Inc.
Rehab Provider Network - California, Inc.
Rehab Provider Network - Delaware, Inc.
Rehab Provider Network - Georgia, Inc.
Rehab Provider Network - Illinois, Inc.
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Rehab Provider Network - Indiana, Inc.
Rehab Provider Network - Maryland, Inc.
Rehab Provider Network - Michigan, Inc.
Rehab Provider Network - New Jersey, Inc.
Rehab Provider Network - Ohio, Inc.
Rehab Provider Network - Oklahoma, Inc.
Rehab Provider Network - Pennsylvania, Inc.
Rehab Provider Network - Virginia, Inc.
Rehab Provider Network - Washington, D.C., Inc.
Rehab Provider Network of Colorado, Inc.
Rehab Provider Network of Florida, Inc.
Rehab Provider Network of Nevada, Inc.
Rehab Provider Network of New Mexico, Inc.
Rehab Provider Network of Texas, Inc.
Rehab Provider Network of Wisconsin, Inc.
Rehab World, Inc.
Rehab/Work Hardening Management Associates, Ltd.
RehabClinics (Coast), Inc.
RehabClinics (GALAXY), Inc.
RehabClinics (New Jersey), Inc.
RehabClinics (PTA), Inc.
RehabClinics (SPT), Inc.
RehabClinics Abilene, Inc.
RehabClinics Dallas, Inc.
RehabClinics Pennsylvania, Inc.
RehabClinics, Inc.
Rehabilitation Fabrication, Inc.
Rehabilitation Management, Inc.
Reid Medical Systems, Inc.
Robert M. Bacci, R.P.T., Physical Therapy, Inc.
Robin-Aids Prosthetics, Inc.
Rx One, Inc.
S.T.A.R.T., Inc.
SG Rehabilitation Agency, Inc.
SG Speech Associates, Inc.
Salem Orthopedic & Prosthetic, Inc.
San Joaquin Orthopedic, Inc.
South Jersey Physical Therapy Associates, Inc.
South Jersey Rehabilitation and Sports Medicine Center, Inc.
Southern Illinois Prosthetic & Orthotic of Missouri, Ltd.
Southern Illinois Prosthetic & Orthotic, Ltd.
Southpointe Fitness Center, Inc.
Southwest Emergency Associates, Inc.
Southwest Medical Supply Company, Inc.
Southwest Physical Therapy, Inc.
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Southwest Therapists, Inc.
Sporthopedics Sports and Physical Therapy Centers, Inc.
Sports Therapy and Arthritis Rehabilitation, Inc.
Sprint Physical Therapy, P.C.
Staffing Technologies, Inc.
Star Physical Therapy, Inc.
Stephenson-Holtz, Inc.
T.D. Rehab Systems, Inc.
T.J. Partnership I
TJ Corporation I, L.L.C.
Texoma Health Care Center, Inc.
The Center for Physical Therapy and Rehabilitation, Inc.
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.
Theodore Dashnaw Physical Therapy, Inc.
Therex, P.C.
Treister, Inc.
Tucson Limb & Brace, Inc.
Union Square Center for Rehabilitation & Sports Medicine, Inc.
University Orthotic & Prosthetic Consultants, Ltd.
Valley Group Physical Therapists, Inc.
Vanguard Rehabilitation, Inc.
Wayzata Physical Therapy Center, Inc.
West Side Physical Therapy, Inc.
West Suburban Health Partners, Inc.
Western Missouri Rehabilitation Services, Inc.
Western Rehab Services, Inc.
Worker Rehabilitation Services, Inc.
Yuma Rehabilitation Center, Inc.